UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company’s telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated November 23, 2010, for the purpose of filing the financial statements and pro forma financial information with respect to the Registrant’s acquisition of a self storage facility from an unaffiliated third party in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying statements of revenue and certain operating expenses (the “Historical Summary”) of the property located in Toronto, Canada (the “Toronto Property”), for the year ended December 31, 2009. The Historical Summary is the responsibility of the Toronto Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the Registration Statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Toronto Property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 of the Toronto Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

Baltimore, Maryland

March 7, 2011

www.reznickgroup.com

TORONTO PROPERTY

STATEMENTS OF REVENUE AND

CERTAIN OPERATING EXPENSES

	Year Ended December 31, 2009	Period Ended September 30, 2010 (Unaudited)
REVENUE
Net rental revenue	$382,673	$691,696
Other operating income	12,974	18,126

Total revenue	395,647	709,822

CERTAIN OPERATING EXPENSES
Property operating expenses	105,527	118,762
Salaries and related expenses	81,552	68,569
Marketing expense	6,622	6,760
Real estate taxes	185,574	204,952
Property insurance	10,965	12,976

Total certain operating expenses	390,240	412,019

Revenue in excess of certain operating expenses	$5,407	$297,803

See notes to statements of revenue and certain operating expenses.

TORONTO PROPERTY

NOTES TO STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES

Year ended December 31, 2009 and

Period ended September 30, 2010 (Unaudited)

Note 1. Organization and Basis of Presentation

The accompanying statements of revenue and certain operating expenses include the revenue and certain operating expenses of the self storage property located in Toronto, Canada (the “Toronto Property”), acquired from Budgem Can Dufferin ULC. Strategic Storage Trust, Inc. (the “Company”) acquired the Toronto Property on November 23, 2010, for a purchase price of $14.15 million, plus closing costs and acquisition fees. On the date of acquisition, the Toronto Property contained approximately 1,060 storage units. Development and construction of the Toronto Property was substantially complete as of December 31, 2008 and rental operations commenced in January 2009.

The accompanying statements of revenue and certain operating expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The statements of revenue and certain operating expenses are not representative of the actual operations of the Toronto Property for the periods presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Toronto Property have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the Toronto Property. Therefore the statements of revenue and certain operating expenses may not be comparable to a statement of operations for the Toronto Property after its acquisition by the Company. Except as noted above, management of the Toronto Property is not aware of any material factors relating to the Toronto Property for the year ended December 31, 2009 or the period ended September 30, 2010, that would cause the reported financial information not to be indicative of future operating results.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The statements of revenue and certain operating expenses have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Foreign Currency Translation

The Toronto Property’s functional currency is the Canadian dollar and its reporting currency is the U.S. dollar. Under FASB ASC 830, Foreign Currency Translation, the statements of revenue and certain operating expenses have been translated into U.S. dollars using average exchange rates determined throughout the periods presented.

TORONTO PROPERTY

NOTES TO STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES – CONTINUED

Year ended December 31, 2009 and

Period ended September 30, 2010 (Unaudited)

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Other operating income, consisting primarily of late fees and ancillary revenue, is recognized when earned.

Property Operations

Certain operating expenses represent the direct expenses of operating the Toronto Property and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the Toronto Property.

Use of Estimates

The preparation of the accompanying statements of revenue and certain operating expenses in accordance with accounting principles generally accepted in the United States of America requires management of the Toronto Property to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to expense as incurred.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2009 and Period Ended September 30, 2010 (Unaudited)

The following unaudited pro forma consolidated balance sheet gives effect to an acquisition of a self storage facility purchased from Budgem Can Dufferin ULC (the “Toronto Property”) on November 23, 2010 as if it was completed as of September 30, 2010 by Strategic Storage Trust, Inc., a Maryland Corporation (the “Company”). The following unaudited pro forma consolidated statements of operations are based on the historical consolidated statements of operations of the Company and the historical statements of operations of the Toronto Property. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 gives effect to this acquisition as if it was completed as of January 1, 2009. The unaudited pro forma consolidated statement of operations for the period ended September 30, 2010 gives effect to this acquisition as if it was completed as of January 1, 2010.

The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the period ended December 31, 2009. The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated balance sheet as of September 30, 2010 and the unaudited pro forma consolidated statement of operations for the period ended September 30, 2010 sets forth the Company’s historical consolidated balance sheet and statement of operations which are derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period ended September 30, 2010.

The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual financial position or results of operations of the Company would have been assuming such transaction had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

You should read the unaudited pro forma consolidated financial statements set forth below in conjunction with the audited and unaudited consolidated financial statements and related notes of the Company included in the SEC filings discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2010

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (3)		Strategic Storage Trust, Inc. Pro Forma Note (4)
ASSETS
Cash and cash equivalents	$56,877,587	$(15,075,704)	a	$41,801,883
Real estate facilities:
Land	65,896,165	4,519,335	b	70,415,500
Buildings	126,873,051	8,954,598	b	135,827,649
Site improvements	14,986,419	228,993	b	15,215,412

	207,755,635	13,702,926		221,458,561
Accumulated depreciation	(5,227,718)	—		(5,227,718)

	202,527,917	13,702,926		216,230,843
Construction in progress	526,953	—		526,953

Real estate facilities, net ($17,246,373 related to VIEs)	203,054,870	13,702,926		216,757,796
Escrow receivable	506,400	—		506,400
Prepaid expenses	—	19,483	d	19,483
Deferred financing costs, net of accumulated amortization	1,927,803	—		1,927,803
Intangible assets, net of accumulated amortization	13,710,384	447,074	b	14,157,458
Restricted cash	1,939,418	—		1,939,418
Investments in unconsolidated joint ventures	9,271,900	—		9,271,900
Other assets	1,663,132	—		1,663,132

Total assets	$288,951,494	$(906,221)		$288,045,273

LIABILITIES AND STOCKHOLDERS’ EQUITY
Secured promissory notes ($10,149,826 related to VIEs)	$115,057,136	$—		$115,057,136
Accounts payable and accrued liabilities	5,416,456	64,812	d	5,481,268
Due to affiliates	407,332	—		407,332
Distributions payable	1,367,679	—		1,367,679

Total liabilities	122,248,603	64,812		122,313,415

Commitments and contingencies
Redeemable common stock	2,507,071	—		2,507,071
Stockholders’ equity:
Strategic Storage Trust, Inc. stockholder’s equity:
Common stock, $0.001 par value; 700,000,000 shares authorized; 24,177,656 shares issued and outstanding at September 30, 2010	24,178	—		24,178
Additional paid-in capital	190,215,480	—		190,215,480
Distributions	(16,258,194)	—		(16,258,194)
Accumulated deficit	(16,706,352)	(971,033)	c	(17,677,385)

Total Strategic Storage Trust, Inc. stockholders’ equity	157,275,112	(971,033)		156,304,079

Noncontrolling interest in operating partnership	50,862	—		50,862
Other noncontrolling interests	6,869,846	—		6,869,846

Total noncontrolling interests	6,920,708	—		6,920,708

Total stockholders’ equity	164,195,820	(971,033)		163,224,787

Total liabilities and stockholders’ equity	$288,951,494	$(906,221)		$288,045,273

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2009

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (5)	Pro Forma Adjustments Note (6)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$7,706,662	$382,673	$—		$8,089,335
Ancillary operating income	168,481	12,974	—		181,455

Total revenues	7,875,143	395,647	—		8,270,790

Operating expenses:
Property operating expenses	3,123,018	390,240	5,714	1	3,518,972
Property operating expenses—affiliates	857,864	—	165,239	2	1,023,103
General and administrative	1,882,260	—	—		1,882,260
Depreciation	1,690,189	—	247,875	3	1,938,064
Intangible amortization expense	2,601,212	—	404,933	3	3,006,145

Total operating expenses	10,154,543	390,240	823,761		11,368,544

Operating income (loss)	(2,279,400)	5,407	(823,761)		(3,097,754)
Other income (expense):
Interest expense	(1,877,750)	—	(381,081)	4	(2,258,831)
Deferred financing amortization expense	(165,121)	—	(22,025)	5	(187,146)
Property acquisition expenses—affiliates	(1,564,792)	—	(353,750)	6	(1,918,542)
Other property acquisition expenses	(1,765,090)	—	(617,283)	6	(2,382,373)
Equity in earnings of real estate ventures	240,956	—	—		240,956
Interest income	5,217	—	—		5,217
Other	1,461	—	—		1,461

Net loss	(7,404,519)	5,407	(2,197,900)		(9,597,012)
Less: Net loss attributable to the noncontrolling interest in our operating partnership.	23,186	—	9,318	7	32,504
Net loss attributable to other noncontrolling interests	78,437	—	—		78,437

Net loss attributable to Strategic Storage Trust, Inc.	$(7,302,896)	$5,407	$(2,188,582)		$(9,486,071)

Net loss per share—basic	$(1.00)				$(1.16)
Net loss per share—diluted	$(1.00)				$(1.16)

Weighted average shares outstanding—basic	7,272,042		916,618	8	8,188,660
Weighted average shares outstanding—diluted	7,272,042		916,618		8,188,660

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For The Period Ended September 30, 2010

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (5)	Pro Forma Adjustments Note (6)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$17,977,862	$691,696	$—		$18,669,558
Ancillary operating income	423,178	18,126	—		441,304

Total revenues	18,401,040	709,822	—		19,110,862

Operating expenses:
Property operating expenses	7,300,155	412,019	3,650	1	7,715,824
Property operating expenses—affiliates	1,815,939	—	148,714	2	1,964,653
General and administrative	2,072,830	—	—		2,072,830
Depreciation	3,537,402	—	203,917	3	3,741,319
Intangible amortization expense	5,752,432	—	333,122	3	6,085,554

Total operating expenses	20,478,758	412,019	689,403		21,580,180

Operating income (loss)	(2,077,718)	297,803	(689,403)		(2,469,318)
Other income (expense):
Interest expense	(4,141,879)	—	(286,303)	4	(4,428,182)
Deferred financing amortization expense	(176,505)	—	(16,518)	5	(193,023)
Property acquisition expenses—affiliates	(1,472,591)	—	(353,750)	6	(1,826,341)
Other property acquisition expenses	(927,475)	—	(617,283)	6	(1,544,758)
Equity in earnings of real estate ventures	657,627	—	—		657,627
Interest income	9,229	—	—		9,229
Other	(107,545)	—	—		(107,545)

Net loss	(8,236,857)	297,803	(1,963,257)		(9,902,311)
Less: Net loss attributable to the noncontrolling interest in our operating partnership.	2,200	—	1,332	7	3,532
Net loss attributable to other noncontrolling interests	335,494	—	—		335,494

Net loss attributable to Strategic Storage Trust, Inc.	$(7,899,163)	$297,803	$(1,961,925)		$(9,563,285)

Net loss per share—basic	$(0.39)				$(0.45)
Net loss per share—diluted	$(0.39)				$(0.45)

Weighted average shares outstanding—basic	20,468,318		916,618	8	21,384,936
Weighted average shares outstanding—diluted	20,468,318		916,618		21,384,936

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Year Ended December 31, 2009 and Period Ended September 30, 2010

Note 1. Acquisition

On November 23, 2010, the Company closed on the purchase of the Toronto Property, which consists of a self storage facility located in Toronto-Ontario, Canada from Budgem Can Dufferin ULC. The purchase price for the Toronto Property was $14,150,000 plus closing costs and acquisition fees. The Company paid its advisor $353,750 in acquisition fees in connection with this acquisition.

The Toronto Property is an approximately 1,060-unit self storage facility that sits on approximately 4.7 acres and contains approximately 110,000 rentable square feet located at 4548 Dufferin Street, Toronto, Ontario – Canada.

Note 2. Foreign Currency Translation

The Toronto Property’s functional currency is the Canadian dollar and its reporting currency is the U.S. Dollar. Under FASB ASC 830, Foreign Currency Translation, the unaudited pro forma consolidated balance sheet has been translated to U.S. dollars at current exchange rates as of the balance sheet date, and the unaudited pro forma consolidated statements of operations have been translated into U.S. dollars using average exchange rates determined throughout the periods presented.

Note 3. Balance Sheet – Completed Facility Acquisition

The unaudited pro forma consolidated balance sheet of the Company reflects pro forma adjustments related to the acquisition of the Toronto Property as if it occurred on September 30, 2010.

Note 4. Balance Sheet – Pro Forma Adjustments

(a)	The Toronto Property was acquired using cash on hand at September 30, 2010. This adjustment reflects the cash on hand at September 30, 2010 needed to close the acquisition on November 23, 2010.

(b)	Adjustment reflects the purchase price of $14,150,000 allocated to land, building, site improvements and intangible assets. The purchase price allocation is preliminary; therefore the allocation between land, building, site improvements and intangible assets is subject to change.

(c)	Adjustment reflects the expensing of acquisition-related transaction costs which are required to be expensed as incurred under GAAP.

(d)	Adjustment to prepaid expenses primarily reflects prepaid property taxes related to the Toronto Property. Adjustment to accounts payable and accrued liabilities reflects unearned rent and other accrued expenses the Company became liable for at the time of acquisition.

Note 5. Statement of Operations – Completed Facility Acquisition

This acquisition was completed on November 23, 2010. Therefore, these historical amounts represent unaudited results of the Toronto Property for the year ended December 31, 2009 and the period ended September 30, 2010.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT – CONTINUED

As of and for the Year Ended December 31, 2009 and Period Ended September, 2010

Note 6. Statement of Operations – Pro Forma Adjustments

(1)	Adjustment reflects the estimated increased cost of property taxes as compared to the Toronto Property historical results.

(2)	Adjustment reflects the additional fees the Company’s advisor is entitled to pursuant to the Company’s advisory agreement and property management agreement as compared to historical amounts. The Company’s advisor is paid an asset management fee of one-twelfth of one-percent of average invested assets calculated on a monthly basis. The Company’s property manager is paid a monthly fee of 6% of gross revenues, as defined, received from the Company’s properties. As the Toronto Property is managed by an unaffiliated third party, 5% of the 6% is paid to such third party.

(3)	Adjustment reflects the depreciation and amortization expense resulting from the Toronto Property acquired on November 23, 2010. Such depreciation and amortization expense was based on a preliminary purchase price allocation of approximately $4,575,000 to land, $230,000 to site improvements, $8,895,000 to building, and $450,000 to intangible assets. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life and the depreciation for the site improvements are recognized straight-lined over a 10-year life. Amortization expense on the purchase price allocated to intangible assets is recognized using the straight-line method over an estimated 12-month life. The purchase price allocation, and therefore depreciation and amortization expense, is preliminary and is subject to change.

(4)	Adjustment reflects the interest expense on assumed debt financing of approximately $7,075,000 with an interest rate of approximately 5.42%. The rate and amount are based on an actual financing the Company completed on August 25, 2010, assuming the debt issued to finance the transaction was 50% of the purchase price of the Toronto Property.

(5)	Adjustment reflects pro-rata amount of deferred financing amortization on loan mentioned above.

(6)	Adjustment for the year ended December 31, 2009 and period ended September 30, 2010 reflects the expensing of acquisition-related transaction costs, consisting of acquisition expenses paid to affiliates of $353,750 and $353,750, respectively and other property acquisition expenses of $617,283, and $617,283, respectively which are required to be expensed as incurred under GAAP.

(7)	Minority interest is adjusted based on the additional pro forma earnings and the pro forma shares outstanding. Such adjustment was based upon a calculation of pro forma net income and pro forma shares outstanding.

(8)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the period adjusted to give effect to the shares assumed to be issued had the acquisition been completed on January 1, 2009 or January 1, 2010, as applicable.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.
Date: March 29, 2011	By:	/s/ Michael S. McClure
Michael S. McClure
Chief Financial Officer